Exhibit 99.2

Prudential Financial, Inc.

Financial Services Businesses

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Mortgage and Other Loans

September 30, 2009

($ millions)

General Account Investments	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Asset-backed securities (a)	9,281	129	1,745	7,665
Residential mortgage-backed securities (b)	10,260	387	87	10,560
Commercial mortgage-backed securities (c)	7,834	214	250	7,798

	Gross Carrying Value	Allowance For Losses	Net Book Value
Commercial mortgage and other loans (d)	21,959	(377)	21,582

(a) Supplemental information for asset-backed securities:

		LOWEST RATING AGENCY RATING
	Vintage	AAA	AA	A	BBB	BB and below	Total Amortized Cost	Total Fair Value
Collateralized by sub-prime mortgages:
Enhanced short-term portfolio
	2009	—	—	—	—	—	—	—
	2008	—	—	—	—	—	—	—
	2007	20	12	15	7	396	450	310
	2006	35	121	34	126	599	915	738
	2005	4	7	—	—	8	19	16
	2004 and prior	—	—	—	—	—	—	—

Total enhanced short-term portfolio (1)		59	140	49	133	1,003	1,384	1,064

All other portfolios
	2009	—	—	—	—	—	—	—
	2008	—	—	—	—	—	—	—
	2007	1	15	—	—	292	308	180
	2006	19	138	54	51	1,032	1,294	829
	2005	—	72	80	88	264	504	278
	2004 and prior	51	327	233	132	309	1,052	687

Total all other portfolios		71	552	367	271	1,897	3,158	1,974

Total collateralized by sub-prime mortgages (2)		130	692	416	404	2,900	4,542	3,038

Other asset-backed securities:
Externally managed investments in the European market (3)		—	—	91	577	21	689	724
Collateralized by auto loans		534	31	12	44	12	633	636
Collateralized by credit cards		462	—	8	616	3	1,089	1,089
Collateralized by non-sub-prime mortgages		1,069	75	9	38	18	1,209	1,198
Other (4)		216	447	55	126	275	1,119	980

Total asset-backed securities		2,411	1,245	591	1,805	3,229	9,281	7,665

(1)	Our Enhanced Short-term portfolio is used primarily to invest cash proceeds of securities lending and repurchase activities, commercial paper issuances and cash generated from certain trading and operating activities. The investment policy statement of this portfolio requires that securities purchased for this portfolio have a remaining expected average life of 2 years or less when acquired.

(2)	The weighted average estimated subordination percentage of our general account asset-backed securities collateralized by sub-prime mortgages attributable to the Financial Services Businesses, excluding those supported by guarantees from monoline bond insurers, was 30% as of September 30, 2009. The subordination percentage represents the current weighted average estimated percentage of the capital structure subordinated to our investment holding that is available to absorb losses before the security incurs the first dollar loss of principal. As of September 30, 2009, based on amortized cost, approximately 77% of these asset-backed securities collateralized by sub-prime mortgages have estimated credit subordination percentages of 20% or more, and 41% have estimated credit subordination percentages of 30% or more.

In addition to subordination, certain securities, referred to as front pay or second pay securities, benefit from the prioritization of principal cash flows within the senior tranches of the structure. In most instances, these shorter duration senior securities have priority to principal cash flows over other securities in the structure, including longer duration senior securities. Included within the $4.542 billion of asset-backed securities collateralized by sub-prime mortgages attributable to the Financial Services Businesses as of September 30, 2009 were $1.178 billion of securities, on an amortized cost basis, that represent front pay or second pay securities, depending on the overall structure of the securities.

(3)	Externally managed investments in the European markets reflects our investment in medium term notes that are collateralized by portfolios of assets primarily consisting of European fixed income securities and derivatives, including 47% European corporate and bank bonds, 22% bank capital, 10% European asset-backed securities, and 21% other. As of September 30, 2009, the amortized cost and fair value shown in the table above includes the $(307) million impact of a bifurcated embedded derivative.

(4)	Includes collateralized debt obligations with amortized cost of $444 million and fair value of $381 million, with less than 1% secured by sub-prime mortgages. Also includes asset backed-securities collateralized by education loans, equipment leases, timeshares, aircraft, and franchises.

Excluded from the table above are asset-backed securities held outside the general account in other entities and operations with amortized cost of $206 million and fair value of $200 million. Based on amortized cost, 85% of these securities have credit ratings of or above and the remaining 15% have credit ratings of BBB or below. As of September 30, 2009, the asset-backed securities include less than 1% of securities collateralized by sub-prime mortgages. Also included are collateralized debt obligations with amortized cost of $21 million and fair value of $9 million.

Also excluded from the table above are asset-backed securities classified as trading and carried at fair value, including $787 million of trading account assets supporting insurance liabilities, the investment results of which ultimately accrue to contract holders. An additional $1.5 billion of asset-backed securities as of September 30, 2009 are classified as other trading, including $21 million held outside the general account, 97% of which have credit ratings of AAA and 3% of which have credit ratings of B and below and $1.5 billion included in our general account, 93% of which have credit ratings of A or above, and 7% of which have credit ratings of BBB or below.

(b) Supplemental information for residential mortgage-backed securities:

As of September 30, 2009, based on amortized cost, 10.182 billion of the general account residential mortgage-backed securities attributable to the Financial Services Businesses were publicly traded agency pass-through securities, which are supported by implicit or explicit government guarantees and have credit ratings of A or above. Collateralized mortgage obligations, including approximately $41 million secured by “ALT-A” mortgages, represented the remaining $78 million (and less than 1% of total fixed maturities in the Financial Services Businesses), of which 41% have credit ratings of A or above, 16% have BBB credit ratings and the remaining 43% have below investment grade ratings.

Excluded from the above are residential mortgage-backed securities held outside the general account in other entities and operations with amortized cost of $755 million and fair value of $787 million, 99% of which have credit ratings of A or better and the remaining 1% of which have credit ratings of BB and below.

Also excluded from the above are of residential mortgage-backed securities classified as trading, including $1.3 billion of trading account assets supporting insurance liabilities and carried at fair value, the investment results of which ultimately accrue to contract holders, and $136 million of other trading account assets.

Prudential Financial, Inc.

Financial Services Businesses

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Mortgage and Other Loans

September 30, 2009

($ millions)

(c) Supplemental information for commercial mortgage-backed securities:

	LOWEST RATING AGENCY RATING (2)
Vintage	AAA	AA	A	BBB	BB and below	Total Amortized Cost	Total Fair Value
2009	—	—	—	—	—	—	—
2008	176	—	20	66	65	327	289
2007	1,565	—	—	38	106	1,709	1,689
2006	3,090	9	39	—	10	3,148	3,128
2005	1,518	32	—	12	14	1,576	1,636
2004 and prior	919	119	21	11	4	1,074	1,056

Total (1) (2)	7,268	160	80	127	199	7,834	7,798

(1)	The weighted average estimated subordination percentage of our general account investments in commercial mortgage-backed securities attributable to the Financial Services Businesses was 33% as of September 30, 2009. The subordination percentage represents the current weighted average estimated percentage of the capital structure subordinated to our investment holding that is available to absorb losses before the security incurs the first dollar loss of principal. The weighted average estimated subordination percentage includes an adjustment for that portion of the capital structure which has been effectively defeased by US Treasury securities. As of September 30, 2009, based on amortized cost, approximately 92% of these commercial mortgage-backed securities have estimated credit subordination percentages of 20% or more, and 76% have estimated credit subordination percentages of 30% or more.
(2)	Included in the table above are non-us commercial mortgage-backed securities of $11 million in AAA, none in AA, $20 million in A, $116 million in BBB and $195 million in BB and below.

Excluded from the table above are commercial mortgage-backed securities held outside the general account in other entities and operations with amortized cost of $81 million and fair value of $84 million, 91% of which have credit ratings of A or better and the remaining 9% have credit ratings of BB and below. Also excluded from the table above are commercial mortgage-backed securities classified as trading and carried at fair value, including $2.1 billion of trading account assets supporting insurance liabilities, the investment results of which ultimately accrue to contract holders, and $128 million of other trading account assets.

Less than $1 million of commercial mortgage-backed securities held outside the general account as of September 30, 2009 are classified as other trading, all of which have AAA credit ratings.

(d) Supplemental information for commercial mortgage and other loans:

Commercial mortgages by property type:	Gross Carrying Value	% of Total
Industrial buildings	4,491	20.5%
Retail stores	4,179	19.0%
Office buildings	3,876	17.6%
Apartment complexes	2,981	13.6%
Other	1,763	8.0%
Hospitality	1,176	5.4%
Agricultural properties	1,120	5.1%

Subtotal of commercial mortgages	19,586	89.2%
Uncollateralized loans	1,317	6.0%
Collateralized by residential properties	945	4.3%
Other collateralized loans	111	0.5%

Total commercial mortgage and other loans	21,959	100.0%

Commercial mortgage and other loans by status:	Gross Carrying Value
Current	21,658
Delinquent, not in foreclosure	211
Delinquent, in foreclosure	8
Restructured	82

Total commercial mortgage and other loans	21,959

As of September 30, 2009, based on amortized cost, the weighted average loan to value and debt service coverage ratios of general account investments in commercial mortgages attributable to the Financial Services Businesses was 65% and 1.80 times, respectively.

Prudential Financial, Inc.

Closed Block Business

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Mortgage and Other Loans

September 30, 2009

($ millions)

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Asset-backed securities (a)	4,898	41	1,229	3,710
Residential mortgage-backed securities (b)	2,867	131	44	2,954
Commercial mortgage-backed securities (c)	3,737	49	91	3,695

	Gross Carrying Value	Allowance For Losses	Net Book Value
Commercial mortgage and other loans (d)	8,643	(134)	8,509

(a) Supplemental information for asset-backed securities:

		LOWEST RATING AGENCY RATING
	Vintage	AAA	AA	A	BBB	BB and below	Total Amortized Cost	Total Fair Value
Collateralized by sub-prime mortgages:
Enhanced short-term portfolio
	2009	—	—	—	—	—	—	—
	2008	—	—	—	—	—	—	—
	2007	17	13	15	7	272	324	228
	2006	36	124	35	126	458	779	633
	2005	4	7	—	—	7	18	16
	2004 and prior	—	—	—	—	—	—	—

Total enhanced short-term portfolio (1)		57	144	50	133	737	1,121	877

All other portfolios
	2009	—	—	—	—	—	—	—
	2008	—	—	—	—	—	—	—
	2007	28	10	—	—	287	325	201
	2006	100	—	39	57	897	1,093	685
	2005	20	152	55	61	108	396	254
	2004 and prior	27	344	79	81	205	736	516

Total all other portfolios		175	506	173	199	1,497	2,550	1,656

Total collateralized by sub-prime mortgages (2)		232	650	223	332	2,234	3,671	2,533

Other asset-backed securities:
Collateralized by credit cards		149	—	37	370	2	558	530
Collateralized by auto loans		135	3	10	12	—	160	161
Externally managed investments in the European market (3)		—	—	92	92	—	184	210
Collateralized by education loans		102	20	—	—	5	127	117
Other (4)		40	49	25	16	68	198	159

Total asset-backed securities		658	722	387	822	2,309	4,898	3,710

(1)	Our Enhanced Short-term portfolio is used primarily to invest cash proceeds of securities lending and repurchase activities, and cash generated from certain trading and operating activities. The investment policy statement of this portfolio requires that securities purchased for this portfolio have a remaining expected average life of 2 years or less when acquired.

(2)	The weighted average estimated subordination percentage of our asset-backed securities collateralized by sub-prime mortgages attributable to the Closed Block Business, excluding those supported by guarantees from monoline bond insurers, was 32% as of September 30, 2009. The subordination percentage represents the current weighted average estimated percentage of the capital structure subordinated to our investment holding that is available to absorb losses before the security incurs the first dollar loss of principal. As of September 30, 2009, based on amortized cost, approximately 80% of these asset-backed securities collateralized by sub-prime mortgages have credit estimated subordination percentages of 20% or more, and 44% have estimated credit subordination percentages of 30% or more.

In addition to subordination, certain securities, referred to as front pay or second pay securities, benefit from the prioritization of principal cash flows within the senior tranches of the structure. In most instances, these shorter duration senior securities have priority to principal cash flows over other securities in the structure, including longer duration senior securities. Included within the $3.671 billion of asset-backed securities collateralized by sub-prime mortgages attributable to the Closed Block Business as of September 30, 2009 were $1.174 million of securities, on an amortized cost basis, that represent front pay or second pay securities, depending on the overall structure of the securities.

(3)	Externally managed investments in the European markets reflects our investment in medium term notes that are collateralized by portfolios of assets primarily consisting of European fixed income securities and derivatives, including 47% European corporate and bank bonds, 22% bank capital, 10% European asset-backed securities, and 21% other. As September 30, 2009, the amortized cost and fair value shown in the table above includes the $(97) million impact of a bifurcated embedded derivative.

(4)	Includes collateralized debt obligations with amortized cost of $55 million and fair value of $43 million, with none secured by sub-prime mortgages. Also includes asset backed-securities collateralized by equipment leases, timeshares, aircraft, and franchises.

Excluded from the table above are $27 million of asset-backed securities classified as trading and carried at fair value.

(b) Supplemental information for residential mortgage-backed securities:

As of September 30, 2009, based on amortized cost, $ 2.549 billion of the residential mortgage-backed securities attributable to the Closed Block Business were publicly traded agency pass-through securities, which are supported by implicit or explicit government guarantees and have credit ratings of A or above. Collateralized mortgage obligations, including approximately $129 million secured by “ALT-A” mortgages, represented the remaining $318 million of residential mortgage-backed securities (and 1% of total fixed maturities in the Closed Block Business), of which 58% have A credit ratings or above, and 42% have below investment grade ratings.

(c) Supplemental information for commercial mortgage-backed securities:

	LOWEST RATING AGENCY RATING (2)
Vintage	AAA	AA	A	BBB	BB and below	Total Amortized Cost	Total Fair Value
2009	—	—	—	—	—	—	—
2008	10	—	—	—	—	10	9
2007	441	—	19	—	—	460	442
2006	855	—	—	—	—	855	832
2005	1,250	22	—	—	—	1,272	1,278
2004 and prior	1,057	39	43	1	—	1,140	1,134

Total (1)	3,613	61	62	1	—	3,737	3,695

(1)	The weighted average estimated subordination percentage of our general account investments in commercial mortgage-backed securities attributable to the Closed Block Business was 29% as of September 30, 2009. The subordination percentage represents the current weighted average estimated percentage of the capital structure subordinated to our investment holding that is available to absorb losses before the security incurs the first dollar loss of principal. The weighted average estimated subordination percentage includes an adjustment for that portion of the capital structure which has been effectively defeased by US Treasury securities. As of September 30, 2009, based on amortized cost, approximately 86% of these commercial mortgage-backed securities have estimated credit subordination percentages of 20% or more, and 50% have estimated credit subordination percentages of 30% or more.

Prudential Financial, Inc.

Closed Block Business

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Mortgage and Other Loans

September 30, 2009

($ millions)

(d) Supplemental information for commercial mortgage and other loans:

Commercial mortgages by property type:	Gross Carrying Value	% of Total
Industrial buildings	1,954	22.6%
Office buildings	1,829	21.1%
Retail stores	1,715	19.8%
Apartment complexes	1,442	16.7%
Agricultural properties	733	8.5%
Other properties	546	6.3%
Hospitality	423	4.9%

Subtotal of commercial mortgages	8,642	99.9%
Uncollateralized loans	—	0.0%
Collateralized by residential properties	1	0.1%
Other collateralized loans	—	0.0%

Total commercial mortgage and other loans	8,643	100.0%

Commercial mortgage and other loans by status:	Gross Carrying Value
Current	8,630
Delinquent, not in foreclosure	13
Delinquent, in foreclosure	—
Restructured	—

Total commercial mortgage and other loans	8,643

As of September 30, 2009, based on amortized cost, the weighted average loan to value and debt service coverage ratios of general account investments in commercial mortgages attributable to the Closed Block Business was 58% and 1.92 times, respectively.